BARON

FUNDS®

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron Opportunity Fund

Baron Fifth Avenue Growth Fund

Baron Discovery Fund

Supplement dated September 4, 2014

to Statement of Additional Information dated January 28, 2014

Effective September 4, 2014, Louis Beasley is the Chief Compliance Officer of Baron Investment Funds Trust.

Effective September 4, 2014, the Statement of Additional Information of the Baron Funds® (the “Funds”) is modified as follows:

On page 19 of the Statement of Additional Information, Kristine Treglia and her accompanying information is deleted from the Additional Officers of the Funds section of the following table and replaced with Mr. Beasley’s information as follows:

Name, Address & Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/ Directorships During Past 5 Years
Louis Beasley 767 Fifth Avenue New York, NY 10153 Age: 43	Vice President and Chief Compliance Officer	<1 year (appointed 9/2014)	Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management, Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd (9/2014-Present); Vice President: the Firm* (9/2014-Present); Principal and Director of Investment Management Compliance and Risk Management: Bessemer Trust (2006-9/2014).	N/A	None

This information supplements the Statement of Additional Information dated January 28, 2014. This Supplement and the Statement of Additional Information constitute a current statement of additional information. To request another copy of the Prospectus and Statement of Additional Information, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.